INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
INTANGIBLE ASSETS
INTANGIBLE ASSETS

8.   INTANGIBLE ASSETS

Intangible assets and its related accumulated amortization as of December 31, 2017 and 2018 are as follows:

	2017	2018
	RMB	RMB
Computer software	31,958	29,156
Acquired technology	60,251	60,251
Trade names	95,783	95,783
Customer relationships	12,270	12,270
Acquired program transmission license	—	119,728
Acquired training and other licenses	4,151	4,151
Less: Accumulated amortization	(42,389)	(76,893)
Net book value	162,024	244,446

In 2018, the Company entered into an agreement to acquire the assets of an online training services company, including an online audio/video program transmission license. The transaction was accounted for as an asset acquisition rather than a business combination as the acquiree company did not meet the criteria of a business and substantially all of the fair value of the gross assets acquired would be concentrated in a single asset, which met the criteria to be an asset acquisition under the adopted ASU 2017-01. The total purchase price was RMB89,796 and was funded from the Company’s existing cash resources. A deferred tax liability of RMB29,932 was determined by using a simultaneous equation, and this increased the carrying amount of the program transmission license. As of December 31, 2018, total unpaid consideration amounted to RMB7,355, which will be paid in 2019.

Amortization expense was RMB9,022,  RMB10,245 and RMB38,525 for the years ended December 31, 2016, 2017 and 2018, respectively.

The Company will record estimated amortization expenses of RMB42,342,  RMB39,724,  RMB38,570,  RMB38,124 and RMB30,574 for the years ending December 31, 2019, 2020, 2021, 2022 and 2023, respectively.